Exhibit 99.3
                                 ------------

                            A Novation Confirmation

Credit Suisse [GRAPHIC OMITTED]


                             Novation Confirmation

Date:    30 November 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

To:      Credit Suisse Management LLC

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 53161406NOV
________________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:


           Novation Date:                                    30 November 2006

           Novated Amount:                                   USD  100,000,000  subject to  amortization as set out
                                                             in the Additional Terms.

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       The Bank of New York,  not in its  individual or corporate capacity,  but  solely  as  trustee  for the  Supplemental
                                                             Interest  Trust  created  under the Pooling and  Servicing
                                                             Agreement for Alternative Loan Trust 2006-41CB
           Remaining Party:                                  Credit Suisse International


Credit Suisse [GRAPHIC OMITTED]


           New Agreement (between                            1992 ISDA Master Agreement dated as of
           Transferee and Remaining Party):                  30 November 2006



         3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:                    25 October 2006
           Effective Date of Old Transaction:                30 November 2006
           Termination Date of Old Transaction:              25 November 2013


         4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                    Applicable

5. Miscellaneous Provisions:



           Non-Reliance:                                     Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

Credit Suisse [GRAPHIC OMITTED]


         The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.



Credit Suisse International



By:  .../s/ Marisa Scauzillo....................................
 Name:   Marisa Scauzillo
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  .../s/ Yolanda Perez-Wilson.................................
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President



The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB



By:  .../s/ Michael Cerchio..........................................
 Name:   Michael Cerchio
 Title:  Assistant Treasurer








Our Reference No: External ID: 53161406NOV / Risk ID: 447580921 and 447580932

Credit Suisse [GRAPHIC OMITTED]




                                   EXHIBIT A
                                   ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

Credit Suisse [GRAPHIC OMITTED]      CREDIT SUISSE INTERNATIONAL

                                     One Cabot Square,   Telephone 020 7888 8888
                                     London E14 4QJ      www.credit-suisse.com


                                                              30 November 2006


The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

101 Barclay Street 8W
New York, NY 10286

External ID: 535161406N3
________________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB.


    1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 November 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

        CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

    2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

             Transaction Type:          Interest Rate Cap Transaction





                                                      Registered Office as above
                           with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

Credit Suisse [GRAPHIC OMITTED]


                  Notional Amount:                     USD 100,000,000 subject to amortization as set out in the
                                                       Additional Terms.

                  Trade Date:                          25 October 2006

                  Effective Date:                      30 November 2006

                  Termination Date:                    25 November 2013

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        30 November 2006, subject to adjustment in accordance with the Following Business Day Convention

                  Fixed Amount:                        USD 793,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate Payer
                  Period End Dates:                    The 25th of each month, commencing on 25 December 2006,
                                                       and ending on the Termination Date, inclusive, with No
                                                       Adjustment.

                  Initial Calculation Period:          From and including 30 November 2006 up to but excluding
                                                       the Floating Rate Payer Period End Date occurring on 25
                                                       December 2006

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate Payer Period
                                                       End Date.

                  Cap Rate:                            5.35 %

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.85 %

                  Designated Maturity:                 1 month

                  Spread:                              None


                                                                               3

Credit Suisse [GRAPHIC OMITTED]


                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable



         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            The Bank of New York
                                                       New York, NY
                                                       ABA# 021-000-018
                                                       GLA# 111-565
                                                       For Further Credit:  TAS A/C 501563
                                                       Attn: Matthew J. Sabino 212-815-6093
                                                       Fax:  212 815-3986


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

Credit Suisse [GRAPHIC OMITTED]



                               ADDITIONAL TERMS


-------------------------------------------------------------------------

    Calculation Period up to but
excluding the Payment Date scheduled
            to occur on:                    Notional Amount (USD)
-------------------------------------------------------------------------
          25 December 2006                     100,000,000.00
-------------------------------------------------------------------------
           25 January 2007                      98,955,153.64
-------------------------------------------------------------------------
          25 February 2007                      97,725,329.63
-------------------------------------------------------------------------
            25 March 2007                       96,314,681.96
-------------------------------------------------------------------------
            25 April 2007                       94,727,772.27
-------------------------------------------------------------------------
             25 May 2007                        92,969,596.87
-------------------------------------------------------------------------
            25 June 2007                        91,045,574.36
-------------------------------------------------------------------------
            25 July 2007                        88,961,531.42
-------------------------------------------------------------------------
           25 August 2007                       86,723,686.93
-------------------------------------------------------------------------
          25 September 2007                     84,338,634.24
-------------------------------------------------------------------------
           25 October 2007                      81,813,321.89
-------------------------------------------------------------------------
          25 November 2007                      79,155,032.66
-------------------------------------------------------------------------
          25 December 2007                      76,444,729.67
-------------------------------------------------------------------------
           25 January 2008                      73,809,925.40
-------------------------------------------------------------------------
          25 February 2008                      71,249,212.45
-------------------------------------------------------------------------
            25 March 2008                       68,761,209.56
-------------------------------------------------------------------------
            25 April 2008                       66,344,561.13
-------------------------------------------------------------------------
             25 May 2008                        63,997,936.79
-------------------------------------------------------------------------
            25 June 2008                        61,720,030.87
-------------------------------------------------------------------------
            25 July 2008                        59,509,561.98
-------------------------------------------------------------------------
           25 August 2008                       57,365,272.54
-------------------------------------------------------------------------
          25 September 2008                     55,285,928.37
-------------------------------------------------------------------------
           25 October 2008                      53,270,318.22
-------------------------------------------------------------------------
          25 November 2008                      51,317,253.37
-------------------------------------------------------------------------
          25 December 2008                      49,425,567.19
-------------------------------------------------------------------------
           25 January 2009                      47,594,114.76
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------

    Calculation Period up to but
excluding the Payment Date scheduled
            to occur on:                    Notional Amount (USD)
-------------------------------------------------------------------------
          25 February 2009                      45,821,772.43
-------------------------------------------------------------------------
            25 March 2009                       44,107,437.46
-------------------------------------------------------------------------
            25 April 2009                       42,450,027.63
-------------------------------------------------------------------------
             25 May 2009                        40,848,480.82
-------------------------------------------------------------------------
            25 June 2009                        39,301,754.67
-------------------------------------------------------------------------
            25 July 2009                        37,808,826.24
-------------------------------------------------------------------------
           25 August 2009                       36,368,691.59
-------------------------------------------------------------------------
          25 September 2009                     34,980,365.46
-------------------------------------------------------------------------
           25 October 2009                      33,642,880.93
-------------------------------------------------------------------------
          25 November 2009                      32,355,289.06
-------------------------------------------------------------------------
          25 December 2009                      31,116,658.56
-------------------------------------------------------------------------
           25 January 2010                      29,926,075.49
-------------------------------------------------------------------------
          25 February 2010                      28,782,642.91
-------------------------------------------------------------------------
            25 March 2010                       27,685,480.56
-------------------------------------------------------------------------
            25 April 2010                       26,633,724.57
-------------------------------------------------------------------------
             25 May 2010                        25,626,527.16
-------------------------------------------------------------------------
            25 June 2010                        24,663,056.30
-------------------------------------------------------------------------
            25 July 2010                        23,742,495.48
-------------------------------------------------------------------------
           25 August 2010                       22,864,043.38
-------------------------------------------------------------------------
          25 September 2010                     22,026,913.58
-------------------------------------------------------------------------
           25 October 2010                      21,230,334.33
-------------------------------------------------------------------------
          25 November 2010                      20,473,548.23
-------------------------------------------------------------------------
          25 December 2010                      19,755,811.99
-------------------------------------------------------------------------
           25 January 2011                      19,076,396.15
-------------------------------------------------------------------------
          25 February 2011                      18,434,584.86
-------------------------------------------------------------------------
            25 March 2011                       17,829,675.57
-------------------------------------------------------------------------
            25 April 2011                       17,260,978.85
-------------------------------------------------------------------------
             25 May 2011                        16,727,818.07
-------------------------------------------------------------------------
            25 June 2011                        16,229,529.25
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------

    Calculation Period up to but
excluding the Payment Date scheduled
            to occur on:                    Notional Amount (USD)
-------------------------------------------------------------------------
            25 July 2011                        15,765,460.75
-------------------------------------------------------------------------
           25 August 2011                       15,334,973.07
-------------------------------------------------------------------------
          25 September 2011                     14,937,438.65
-------------------------------------------------------------------------
           25 October 2011                      14,572,241.58
-------------------------------------------------------------------------
          25 November 2011                      14,238,777.47
-------------------------------------------------------------------------
          25 December 2011                      13,936,453.17
-------------------------------------------------------------------------
           25 January 2012                      13,936,329.60
-------------------------------------------------------------------------
          25 February 2012                      13,936,208.83
-------------------------------------------------------------------------
            25 March 2012                       13,936,090.80
-------------------------------------------------------------------------
            25 April 2012                       13,935,975.47
-------------------------------------------------------------------------
             25 May 2012                        13,935,862.78
-------------------------------------------------------------------------
            25 June 2012                        13,935,752.67
-------------------------------------------------------------------------
            25 July 2012                        13,455,701.60
-------------------------------------------------------------------------
           25 August 2012                       12,404,833.73
-------------------------------------------------------------------------
          25 September 2012                     11,378,332.28
-------------------------------------------------------------------------
           25 October 2012                      10,375,716.03
-------------------------------------------------------------------------
          25 November 2012                      9,396,512.88
-------------------------------------------------------------------------
          25 December 2012                      8,440,259.63
-------------------------------------------------------------------------
           25 January 2013                      7,614,306.28
-------------------------------------------------------------------------
          25 February 2013                      6,808,964.81
-------------------------------------------------------------------------
            25 March 2013                       6,023,811.86
-------------------------------------------------------------------------
            25 April 2013                       5,258,432.24
-------------------------------------------------------------------------
             25 May 2013                        4,512,418.78
-------------------------------------------------------------------------
            25 June 2013                        3,785,372.19
-------------------------------------------------------------------------
            25 July 2013                        3,076,900.85
-------------------------------------------------------------------------
           25 August 2013                       2,386,620.75
-------------------------------------------------------------------------
          25 September 2013                     1,714,155.29
-------------------------------------------------------------------------
           25 October 2013                      1,059,135.14
-------------------------------------------------------------------------
          25 November 2013                       421,198.14
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                   Yours faithfully,

                                   Credit Suisse International



                                    By:    /s/ Marisa Scauzillo
                                       -----------------------------------------
                                       Name: Marisa Scauzillo
                                       Title: Authorized Signatory





Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB


By:   /s/ Michael Cerchio
     ---------------------------------------
     Name: Michael Cerchio
     Title:  Assistant Treasurer






Our Reference No: External ID: 53161406N3 / Risk ID: 447580921 and 447580932